SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 22, 2003
                                                           --------------

                         Virginia Commerce Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


            Virginia                   0-28635                 54-1964895
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(State or other jurisdiction   (Commission file number)       (IRS Employer
   of incorporation)                                              Number)

                   5350 Lee Highway, Arlington, Virginia 22207
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700
                                                            -------------


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Item 5.  Other Events
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         Virginia Commerce Bancorp announced the declaration of a two-for-one stock split in the form of a 100% stock dividend. The payable date of the stock dividend is May 30, 2003, to shareholders of record as of the close of business on May 5, 2003. The payment of the stock split is subject to the approval by the Company's shareholders of a proposed amendment to the Company's Articles of Incorporation increasing the number of authorized shares at the Annual Meeting of Shareholders, to be held on April 30, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated April 22, 2003

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VIRGINIA COMMERCE BANCORP, INC.



                                          By:  /s/ Peter A. Converse
                                               ------------------------
                                             Peter A. Converse, President, Chief
                                             Executive  Officer


Dated: April 22, 2003